SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              February 25, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                         1-7182                               13-2740599
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(State or Other                 (Commission                     (I.R.S. Employer
 Jurisdiction of                 File Number)                Identification No.)
 Incorporation)

4 World Financial Center, New York, New York                               10080
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:               (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5.  OTHER EVENTS
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Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of
December 27, 2002 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain financial ratios for the periods presented.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c)      Exhibits
                  --------

                  (12) Computation of Ratios of Earnings to Fixed Charges
                       and Combined Fixed Charges and Preferred Stock Dividends.

                  (99) Additional Exhibits

                       (i) Preliminary Unaudited Consolidated Balance Sheet
                           of Merrill Lynch as of December 27, 2002.



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




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  MERRILL LYNCH & CO., INC.
                                  ----------------------------------------------
                                  (Registrant)





                                  By: /s/ Ahmass L. Fakahany
                                     -------------------------------------------
                                          Ahmass L. Fakahany
                                          Executive Vice President and
                                          Chief Financial Officer





                                  By: /s/ John J. Fosina
                                     -------------------------------------------
                                          John J. Fosina
                                          Controller
                                          Principal Accounting Officer





Date:    February 25, 2003


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

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description                                                  Page
-----------    -----------                                                  ----
  (12)         Computation  of  Ratios of  Earnings  to Fixed  Charges         5
               and  Combined  Fixed Charges and Preferred Stock Dividends.

  (99)         Additional Exhibits

                (i)  Preliminary Unaudited Consolidated Balance              6-7
                     Sheet of Merrill Lynch as of December 27, 2002.



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